Exhibit 99.1

                              LETTER OF TRANSMITTAL

                             SOUTHERN POWER COMPANY

                                OFFER TO EXCHANGE
                                 ALL OUTSTANDING
                 6.25% SENIOR NOTES, SERIES A DUE JULY 15, 2012
               FOR 6.25% SENIOR NOTES, SERIES B DUE JULY 15, 2012
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

-------------------------------------------------------------------------------
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME ON ______________, 2002, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M. NEW YORK CITY TIME ON THE EXPIRATION DATE.
-------------------------------------------------------------------------------

                                   The Exchange Agent for the Exchange Offer is:
                              THE BANK OF NEW YORK

      By hand delivery, registered or certified mail or overnight delivery:

                              THE BANK OF NEW YORK
                           Corporate Trust Operations
                               Reorganization Unit
                             101 Barclay Street - 7E
                            New York, New York 10286
                        Attention: Ms. Carolle Montreuil

                                  By facsimile:

                                 (212) 298-1915

                  For information or confirmation by telephone:

                                 (212) 815-5920

         Delivery of this Letter of Transmittal to an address other than as set forth above or transmission via a facsimile number other than the one listed above will not constitute a valid delivery.

         The undersigned acknowledges receipt of the Prospectus dated __________, 2002 (the "Prospectus") of Southern Power Company, a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 6.25% Senior Notes, Series B due July 15, 2012 (the "Exchange Senior Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 in principal amount of the Company's issued and outstanding 6.25% Senior Notes, Series A due July 15, 2012 (the "Original Senior Notes"). Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

         This Letter of Transmittal is to be used by Holders of Original Senior Notes (i) if certificates representing the Original Senior Notes are to be physically delivered herewith; or (ii) if a tender of Original Senior Notes is to be made by book-entry transfer into the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedure described in the Prospectus; or (iii) if tender of Original Senior Notes is to be made according to the guaranteed delivery procedures described in the Prospectus. The term "Holder" with respect to the Exchange Offer means any person in whose name Original Senior Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

         The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Original Senior Notes must complete this Letter of Transmittal in its entirety.

         Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below. Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent.

         List below the Original Senior Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed to this Letter of Transmittal.


---------------------------------------------------------------------------------------------------------------------
                      DESCRIPTION OF ORIGINAL SENIOR NOTES
----------------------------------------------------------------------------------------------------------------------
    Name(s) and Addresses of Registered        Certificate       Aggregate Principal Amount        Principal Amount
        Holder(s) (Please fill in)             Number(s)*       Represented by Certificate(s)         Tendered**
----------------------------------------------------------------------------------------------------------------------

                                            --------------------------------------------------------------------------

                                            --------------------------------------------------------------------------

                                            --------------------------------------------------------------------------

                                                  Total
-------------------------------------------------------------------------------

  *      Need not be completed by book-entry Holders.
** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Original Senior Notes. See Instruction 2.

-------------------------------------------------------------------------------

    [ ] Check here if tendered Original Senior Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with the Book-Entry Transfer Facility and complete the following:

        Name of Tendering Institution(s):
                                           ------------------------------------

        The Depository Trust Company Account Number:
                                                      -------------------------

        Transaction Code Number:
                                  ---------------------------------------------

    [ ] Check here if tendered Original Senior Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following:

         Name of Registered Holder(s):
                                       ---------------------------------------

         Window Ticket Number (if any):
                                        --------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                             -----------------

         Name of Institution that Guaranteed Delivery:
                                                       -----------------------

         If Delivered by Book-Entry Transfer:

         Account Number: ------------------- Transaction Code Number: -------

| | Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto:

         Name:  -------------------------------------------------------------

        Address: ------------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Original Senior Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Original Senior Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all of its right, title and interest in and to the Original Senior Notes tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the undersigned's agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Original Senior Notes with full power of substitution to (i) deliver certificates for such Original Senior Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Original Senior Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Senior Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Senior Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance on the interpretations of the staff of the Securities and Exchange Commission (the "Commission"), as contained in several no action letters issued to third parties. Based on such interpretations of the staff of the Commission set forth in such no-action letters, the Company believes that the Exchange Senior Notes issued pursuant to the Exchange Offer in exchange for the Original Senior Notes may be offered for resale, resold or otherwise transferred by a Holder thereof (other than any such Holder that is a broker-dealer or an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that (i) such Exchange Senior Notes are acquired in the ordinary course of such Holder's business, (ii) at the time of the commencement of the Exchange Offer such Holder has no arrangement with any person to participate in a distribution of the Exchange Senior Notes and (iii) such Holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Senior Notes. By tendering Original Senior Notes in exchange for the Exchange Senior Notes or executing this Letter of Transmittal, the undersigned hereby further represents:
(A) that any Exchange Senior Notes acquired in exchange for Original Senior Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Senior Notes, whether or not such person is the Holder, (B) that neither the Holder nor any such other person is engaged in or intends to engage in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Senior Notes within the meaning of the Securities Act and (C) that neither the Holder nor any such other person is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or any of its subsidiaries or, if the Holder or such other person is an affiliate, that such Holder or other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Senior Notes. If the undersigned is a broker-dealer that will receive Exchange Senior Notes for its own account in exchange for Original Senior Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Senior Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is unable to make the foregoing representations, such person may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction unless such sale is made pursuant to an exemption from such requirements.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Original Senior Notes tendered hereby.

         All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death, incapacity or dissolution of the undersigned.

         The undersigned understands that the valid tender of Original Senior Notes pursuant to the procedures described under the caption "THE EXCHANGE OFFER--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "THE EXCHANGE OFFER--Withdrawal Rights." See Instruction 10.

         Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please issue the Exchange Senior Notes (and, if applicable, substitute certificates representing Original Senior Notes for any Original Senior Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Senior Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Senior Notes (and, if applicable, substitute certificates representing Original Senior Notes for any Original Senior Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Senior Notes." The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Senior Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Senior Notes so tendered.

         The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the terms of the Prospectus shall prevail.

         The undersigned, by completing the box entitled "Description of Original Senior Notes" above and signing this Letter of Transmittal, will be deemed to have tendered the Original Senior Notes as set forth in such box above.

-------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)
-------------------------------------------------------------------------------

To be completed ONLY if certificates for Original Senior Notes not exchanged and/or Exchange Senior Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below, or if Original Senior Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Senior Notes and/or Original Senior Notes to:

         Name(s):     ---------------------------------------------------------

                      ---------------------------------------------------------
                                        (Please Type or Print)

         Address:    ----------------------------------------------------------

                     ----------------------------------------------------------
                                                            (Include Zip Code)

                    PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9

     [ ] Credit unexchanged Original Senior Notes delivered by book-entry transfer to the Book-Entry Transfer Facility Account set forth below.

         ----------------------------------------------------------------------
           Book-Entry Transfer Facility Account Number (if applicable)


-------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)
-------------------------------------------------------------------------------

To be completed ONLY if certificates for Original Senior Notes not exchanged and/or Exchange Senior Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled "Description of Original Senior Notes" on this Letter of Transmittal above.

Mail Exchange Senior Notes and/or Original Senior Notes to:

         Name(s):
                     ----------------------------------------------------------
                             (Please Type or Print)

         Address:
                     ----------------------------------------------------------
                                                            (Include Zip Code)

IMPORTANT:        This Letter of Transmittal or a facsimile hereof (together with the certificates for Original Senior Notes or a book-entry confirmation and all other required documents or the Notice of Guaranteed Delivery) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

             PLEASE SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 BELOW
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)


X -----------------------------------------------       --------------,2002

X
  -----------------------------------------------       --------------,2002

X
  -----------------------------------------------       --------------,2002
              (Signature(s) of Owner(s))                     (Date)

If a holder is tendering any Original Senior Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Senior Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):   --------------------------------------------------------------------
                             (Please Type or Print)

Capacity:  --------------------------------------------------------------------

Address:   --------------------------------------------------------------------
                                                        (Including Zip Code)

Employer Identification or Social Security Number: ---------------------------

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution:
                          -----------------------------------------------------
                             (Authorized Signature)

Name:   -----------------------------------------------------------------------
                             (Please Type or Print)


Title:  -----------------------------------------------------------------------


Name of Firm: -----------------------------------------------------------------


Address:     ------------------------------------------------------------------
                                                         (Including Zip Code)


Dated:--------------------------------------, 2002

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Original Senior Notes; Guaranteed Delivery Procedures.

         This Letter of Transmittal is to be completed by Holders of Original Senior Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the "THE EXCHANGE OFFER--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Original Senior Notes, or a confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Original Senior Notes tendered hereby must be in denominations or principal amount at maturity of $1,000 or any integral multiple thereof.

         Holders whose certificates for Original Senior Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Senior Notes pursuant to the guaranteed delivery procedures set forth in "THE EXCHANGE OFFER--Procedures for Tendering--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Original Senior Notes and the amount of Original Senior Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Original Senior Notes in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Original Senior Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter of Transmittal, the Original Senior Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail it is recommended that Holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter of Transmittal or Original Senior Notes should be sent to the Company.

         See "THE EXCHANGE OFFER" section in the Prospectus.

2.       Partial Tenders.

         If less than all of the Original Senior Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount at maturity of Original Senior Notes to be tendered in the box above entitled "Description of Original Senior Notes" under "Principal Amount Tendered." A reissued certificate representing the balance of nontendered Original Senior Notes of a tendering Holder who physically delivered Original Senior Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Original Senior Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

         If this Letter of Transmittal is signed by the registered Holder of the Original Senior Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Original Senior Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Original Senior Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

         When this Letter of Transmittal is signed by the registered Holder or Holders of the Original Senior Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Senior Notes are to be issued, or any untendered Original Senior Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on certificates for Original Senior Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program (each an "Eligible Institution" and collectively, "Eligible Institutions").

         Signatures on the Letter of Transmittal need not be guaranteed by an Eligible Institution if (A) the Original Senior Notes are tendered (i) by a registered Holder of Original Senior Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution and (B) the box entitled "Special Issuance Instructions" on this Letter of Transmittal has not been completed.

4.       Special Issuance and Delivery Instructions.

         Tendering Holders of Original Senior Notes should indicate in the applicable box the name and address to which Exchange Senior Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Senior Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

         Holders tendering Original Senior Notes by book-entry transfer may request that Original Senior Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Original Senior Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.       Taxpayer Identification Number.

         Federal income tax law generally requires that a tendering Holder whose Original Senior Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 30% of the amount of any reportable payments made after the exchange to such tendering Holder of Exchange Notes. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt Holders of Original Senior Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

         To prevent backup withholding, each tendering Holder of Original Senior Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Original Senior Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Original Senior Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note:
Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 30% of reportable payments made to a Holder during the sixty (60) day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such sixty (60) day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such Holder does not provide its TIN to the Exchange Agent within such sixty
(60) day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 30% of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent.

6.       Transfer Taxes.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Original Senior Notes pursuant to the Exchange Offer. If, however, Exchange Senior Notes and/or substitute Original Senior Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Original Senior Notes tendered hereby, or if tendered Original Senior Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Original Senior Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Senior Notes specified in this Letter of Transmittal.

7.       Waiver of Conditions.

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.       No Conditional Tenders.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Original Senior Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Senior Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Senior Notes nor shall any of them incur any liability for failure to give any such notice.

9.       Mutilated, Lost, Stolen or Destroyed Original Senior Notes.

         Any Holder whose Original Senior Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.      Withdrawal of Tenders.

         Tenders of Original Senior Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

         For a withdrawal of a tender of Original Senior Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Original Senior Notes to be withdrawn (the "Depositor"), (ii) identify the Original Senior Notes to be withdrawn (including the certificate number or numbers, if any, and principal amount of such Original Senior Notes), (iii) contain a statement that such Holder is withdrawing his election to have such Original Senior Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal by which such Original Senior Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Exchange Agent register the transfer of such Original Senior Notes into the name of the person withdrawing the tender, and (v) specify the name in which any such Original Senior Notes are to be registered, if different from that of the Depositor. If Original Senior Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "THE EXCHANGE OFFER--Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Senior Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. Any Original Senior Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Senior Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Original Senior Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "THE EXCHANGE OFFER--Book-Entry Transfer" section of the Prospectus, such Original Senior Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Original Senior Notes) as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Original Senior Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

11.      Requests for Assistance or Additional Copies.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.



                    PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW

---------------------------------------------------------------------------------------------------------------------------
                      PAYOR'S NAME: SOUTHERN POWER COMPANY
---------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE FORM W-9                     PART 1 -                                          TIN:----------------------
                                        Please provide your TIN in the box at right        Social Security Number or
                                        and certify by signing and                         Employer Identification Number
Department of the Treasury              dating below.
Internal Revenue Service

                                  -----------------------------------------------------------------------------------------

Payor's Request for Taxpayer            PART 2 -    TIN Applied For [  ]
Identification Number ("TIN") and
Certification                     -----------------------------------------------------------------------------------------

                                        PART 3 - CERTIFICATION. Under penalties
of perjury, I certify that:

                                        (1)      the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) AND
                                        (2)      I am not subject to backup withholding either because (a)
                                                 I am exempt from backup withholding, or (b) I have not
                                                 been notified by the Internal Revenue Service (the "IRS")
                                                 that I am subject to backup withholding as a result of a
                                                 failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup
                                                 withholding.

                                        Signature --------------------------------------         Date--------------------

--------------------------------------------------------------------------------------------------------------------------
You must cross out Item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
--------------------------------------------------------------------------------------------------------------------------




                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
             IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

---------------------------------------------------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if
I do not provide a taxpayer identification number by the time of the exchange, 30% of all reportable payments made to me thereafter will be withheld until I provide a number.


Signature ---------------------------------------------------------    Date -----------------------------------------------


         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Provide the Payor.  Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number that you should provide to the payor.


--------------------------------------                     ----------------------------------------------------------
For this type of account:                                  Give the Social Security Number of--
--------------------------------------                     ----------------------------------------------------------

1.  An individual account                                  The individual

2.  Two or more individuals (joint account)                The actual owner of the account or, if combined funds,
                                                           the first individual on the account (1)

3.  Custodian account of a minor                           The minor (2)
     (Uniform Gift to Minors Act)

4.  (a) The usual revocable savings trust account          The grantor-trustee (1)
           (grantor is also trustee)

     (b) So-called trust account that is not a legal       The actual owner (1)
           or valid trust under state law

5.  Sole proprietorship                                    The owner (3)

------------------------------------------------------    -----------------------------------------------------------
For this type of account:                                  Give the Employer Identification Number of--
-------------------------------------------------------    ----------------------------------------------------------

6.  Sole proprietorship                                    The owner (3)

7.  A valid trust, estate or pension trust                 Legal entity (4)

8.  Corporate                                              The corporation

9.  Association, club, religious, charitable,              The organization
     educational or other tax-exempt organization

10. Partnership                                            The partnership

11. A broker or registered nominee                         The broker or nominee

12. Account with the Department of Agriculture in          The public entity
    the name of a public entity (such as a state or
    local government, school district or prison)
    that receives agricultural program payments
-------------------------------------------------------    -----------------------------------------------------------

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3)  Show the name of the individual. You may also enter the business name.
(4)  List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.